[GRAPHIC OF FLAGS OMITTED]

                         THE GABELLI GLOBAL GROWTH FUND
                               SEMI-ANNUAL REPORT
                                  JUNE 30, 2001
                         [GRAPHIC OF FIVE STARS OMITTED]

        MORNINGSTAR RATED[TRADE MARK] GABELLI GLOBAL GROWTH FUND 5 STARS OVERALL AND FOR THE FIVE-YEAR PERIOD ENDED 06/30/01 AMONG 837 INTERNATIONAL
       EQUITY FUNDS. THE FUND WAS RATED 4 STARS FOR THE THREE-YEAR PERIOD
             ENDED 06/30/01 AMONG 1313 INTERNATIONAL EQUITY FUNDS.

TO OUR SHAREHOLDERS,

      In April, equity markets were supported by a belief that the worst had been seen in terms of corporate earnings and a surprise interest rate cut by the Federal Reserve Board (the "Fed"). Indeed, by the middle of May the Dow Jones Industrial Average reached its highest level since January 2000. However, despite a further rate cut by the Fed, poor corporate news from companies such as Nortel Networks capped the rally and the quarter ended on a sour note. For the quarter, the Standard & Poor's ("S&P") 500 Index rose by 5.85% and the Nasdaq Composite rallied by 17.43%.

      European markets, as measured by the Morgan Stanley Capital International ("MSCI") Europe Index, declined by 1.6% during the second quarter. On the positive side, Ireland was up 12.4% while most of the other European markets either rose or fell by a percentage point or two. The Japanese Topix Index rose by 2.5%. The dollar continued its climb appreciating by about 4% against the accident prone Euro, but declined by less than 1% against the Yen. Most emerging markets posted solid gains for the quarter with the exception of Taiwan, which continued to feel the effects of the technology slowdown.

INVESTMENT PERFORMANCE

      For the second quarter ended June 30, 2001, The Gabelli Global Growth Fund (the "Fund") Class AAA Shares' net asset value ("NAV") rose 0.61%. The MSCI World Free Index of global equity markets and Lipper Global Fund Average rose 2.67% and 3.17% respectively, over the same period. The MSCI World Free Index is an unmanaged indicator of stock market performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. The Fund declined 37.53% over the trailing twelve-month period. The MSCI World Free Index and Lipper Global Fund Average declined 20.47% and 19.52%, respectively, over the same twelve-month period.
--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Morningstar proprietary ratings reflect historical risk adjusted performance as of June 30, 2001 and are subject to change every month. Morningstar ratings are calculated from a Fund's three, five and ten-year average annual returns in excess of 90-day T-Bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-Bill returns. The top 10% of the funds in a broad asset class receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star.

INVESTMENT RESULTS (CLASS AAA SHARES) (a)
--------------------------------------------------------------------------------
                                                 Quarter
                              ---------------------------------------------
                               1st        2nd        3rd      4th        Year
                               ---        ---        ---      ---        ----
  2001:   Net Asset Value    $18.10      $18.21      --         --         --
          Total Return       (11.14)%      0.6%      --         --         --
--------------------------------------------------------------------------------
  2000:   Net Asset Value    $36.37     $31.46     $27.80     $20.37     $20.37
          Total Return         3.4%     (13.5)%    (11.6)%    (20.9)%    (37.5)%
--------------------------------------------------------------------------------
  1999:   Net Asset Value    $20.33     $23.52     $24.91     $35.17     $35.17
          Total Return        19.7%      15.7%       5.9%      47.4%     116.1%
--------------------------------------------------------------------------------
  1998:   Net Asset Value    $16.45     $17.39     $15.17     $16.99     $16.99
          Total Return        15.2%       5.7%     (12.8)%     21.4%      28.9%
--------------------------------------------------------------------------------
  1997:   Net Asset Value    $11.79     $13.72     $15.02     $14.28     $14.28
          Total Return         0.3%      16.4%       9.5%      10.9%      41.7%
--------------------------------------------------------------------------------
  1996:   Net Asset Value    $12.57     $13.40     $13.22     $11.75     $11.75
          Total Return         7.3%       6.6%      (1.3)%     (0.3)%     12.5%
--------------------------------------------------------------------------------
  1995:   Net Asset Value    $10.62     $11.28     $12.30     $11.72     $11.72
          Total Return         3.6%       6.2%       9.0%      (1.8)%     17.9%
--------------------------------------------------------------------------------
  1994:   Net Asset Value     $9.90      $9.97     $10.54     $10.25     $10.25
          Total Return        (1.0)%(b)   0.7%       5.7%      (2.8)%    2.5%(b)
--------------------------------------------------------------------------------
         Average Annual Returns (Class AAA Shares)
         -----------------------------------------
                     June 30, 2001 (a)
                     -----------------

1 Year ....................................       (37.53)%
5 Year ....................................        16.77%
Life of Fund (b) ..........................        16.00%

                   Dividend History
                   ----------------
Payment (ex) Date   Rate Per Share   Reinvestment Price
-----------------   --------------   ------------------
December 27, 2000      $1.590             $20.06
December 27, 1999      $1.465             $33.50
December 28, 1998      $1.385             $16.56
December 31, 1997      $2.370             $14.28
December 31, 1996      $1.436             $11.75
December 29, 1995      $0.363             $11.72

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses for Class AAA Shares. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. The investment results for the Fund's Class B and Class C Shares would be slightly lower due to the additional expenses associated with these classes of shares (exclusive of any front-end or contingent deferred sales charge).
(b) From  commencement  of  investment  operations  on February  7, 1994.  Note:
Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.
--------------------------------------------------------------------------------
      For the three-year period ended June 30, 2001, the Fund's total return averaged 8.53%, versus average annual total returns of 1.41% and 2.55% for the MSCI World Free Index and the Lipper Global Fund Average. For the five-year period ended June 30, 2001, the Fund's total return averaged 16.77% annually, versus average annual total returns of 7.71% and 8.00% for the MSCI World Free Index and Lipper Global Fund Average, respectively. Since inception on February 7, 1994 through June 30, 2001, the Fund had a cumulative total return of 199.86%, which equates to an average annual total return of 16.00%.

MULTI-CLASS SHARES

      The Gabelli Global Series Funds, Inc. began offering additional classes of Fund shares in March 2000. The existing shares remain no-load and have been redesignated as "Class AAA" Shares. Class A, Class B and Class C Shares are targeted to the needs of investors who seek advice through financial consultants.

STRATEGY REVIEW

      The Gabelli Global Growth Fund was formed to take advantage of the exceptional investment opportunities that are evolving around the world. We strive to find reasonably valued businesses exhibiting creativity to adapt to the changing environment. Additionally, we look for solid franchises, ideally with unique copyrights that can add to overall value creation. And lastly, we seek a catalyst to unlock the underlying value of our investments.

GLOBAL ALLOCATION

      The accompanying chart presents the Fund's holdings by geographic region as of June 30, 2001. The geographic allocation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Fund's future portfolio.

HOLDINGS BY GEOGRAPHIC REGION - 6/30/01

UNITED STATES            52.6%
EUROPE                   20.9%
JAPAN                    17.2%
CANADA                    4.0%
ASIA/PACIFIC RIM          3.4%
SOUTH AFRICA              0.2%

COMMENTARY

OUTLOOK

      We are in the middle of a global economic slowdown. A few months ago there was some doubt as to whether the U.S. slowdown would spread to Europe. The European Central Bank ("ECB") took the position that as trade between Europe and the U.S. was small, relative to the size of the European economy, the impact of a U.S. slowdown on Europe's economy would be limited. Instead they argue that the greater threat to economic stability in Europe is inflation. As a consequence they have not, apart from a nominal 25 basis point reduction in May, made any meaningful interest rate reductions.

      Recent evidence suggests that the ECB has been overconfident. The U.S. slowdown appears to have traveled across the Atlantic. The ease at which this happened can probably be laid at the doorstep of multinational companies. During the past decade there has been an unprecedented amount of investment in the U.S. made by European companies. Of course, the European activities of major U.S. companies are well known. Ford, Microsoft, Intel, and IBM are household names in Europe. As the slowdown unfolded in the U.S., both American and European multinationals have cut spending in Europe.

      The current slowdown seems to be different from previous periods of slow growth. Typically, since the Second World War, periods of slow growth have been caused by the central banks raising interest rates to slow demand as prices have risen beyond acceptable levels. This time, companies have sharply reduced spending in response to overcapacity in many sectors of the economy. Inflation does not appear to be a problem. Indeed, Mr. Greenspan, chairman of the Fed, has said that inflation does not pose any threat at the current time. In response to sharp reductions in capital expenditures and lower corporate profits, the Fed has aggressively reduced interest rates.

      The U.S. consumer, so often the hero of the global economy, refuses to capitulate. Obviously, lower interest rates and the tax rebate will support consumer spending, but it is unlikely that the U.S. consumer can continue to carry the economy on his heavily indebted back. Help is needed from Europe and Japan. As the inflation threat wanes in Europe over the next few months, we believe that the ECB will follow the Fed and reduce interest rates more aggressively. This should act to spur demand in Europe.

      The Japanese economy is the slowest growing of the three major economic entities. Their new Prime Minister, Mr. Koizumi, has a wonderful opportunity to implement significant policy reform. This opportunity is based in his popular appeal among voters, which allows him to bypass the Liberal Democratic Party ("LDP") old guard. His challenge is to push through both economic and political reforms. One without the other is probably not sufficient. Will he succeed? We will not know for some time, but if we observe compromise with the senior figures within the LDP then the chances of success will be greatly diminished. He must seize the opportunity.


SURVIVAL OF THE FINANCIALLY FITTEST

      Cash burn  casualties  are  mounting in the  telecommunications  industry, especially in the Competitive Local Exchange Carrier (CLEC) and Digital Subscriber Line (DSL) businesses. Bright young stars like Teligent, Winstar, Northpoint and Covad are either teetering on the brink of bankruptcy or have already gone under. Unlike the failed dotcoms, many of these young companies have economically realistic business plans, real assets, and seasoned management. Given time and the capital necessary to ride out the current storm, these companies would not only survive, but also prosper. Unfortunately, time and cash are running out. Before long, the more financially fit predators will close in and start feasting on these failing companies' assets. While we have sympathy for the dying--a few of which we invested in--we recognize that the telecommunications industry will ultimately benefit from having assets in the hands of financially stronger players. Ironically, the older, larger, slower-of-foot telecommunication companies that were being outmaneuvered by younger, swifter competitors will most likely be the major beneficiaries of the current shakeout in the industry.

ALL QUIET ON THE CONSOLIDATION FRONT

      This quarter, Deutsche Telekom closed on its acquisition of Voicestream, despite concern expressed by U.S. legislators over the fact that the German government was still Deutsche Telekom's largest shareholder. Although this could be perceived as a sign that political resistance to global consolidation is waning, recent events--most notably the European Union's rejection of the proposed General Electric/Honeywell International merger--lead us to believe otherwise.

      This does not preclude consolidation within Europe itself. In fact, rumors continue to surface about other possible mergers in Scandinavia and the Iberian Peninsula (Spain and Portugal). We will have to wait and see if these rumors have any substance. Also, European telecommunication companies have gotten themselves in a bit of a debt bind from paying lavish sums for "third generation" wireless spectrum. This may also make the economic argument for consolidation more compelling.

INVESTMENT SCORECARD

      The Fund's holdings in the Entertainment sector, specifically AOL Time Warner, Liberty Media Group, Viacom, and USA Networks, performed particularly well during the second quarter of 2001. Other top performers came from a wide array of sectors, namely diversified industrial (Tyco International), retail (Blockbuster), and consumer services (Ticketmaster).

      On the other side of the ledger, electronics stocks such as Fujitsu and Egide had a negative impact on the Fund's performance. Publishing holdings such as Independent News & Media and Arnoldo Mondadori also performed poorly.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time. The share prices of the following holdings are stated in U.S. dollar equivalent terms as of June 30, 2001.

CRH PLC (CRH.L - $16.78 - LONDON STOCK EXCHANGE) is a Dublin, Ireland-based international building materials company that has an excellent long-term track record of increasing earnings per share. CRH is a leading producer and distributor of a wide range of building products and materials that has grown by making acquisitions that are complimentary to its existing operations. CRH's diversity in its product line and geographic reach keep this company well protected against a slowdown in any one particular product segment or country. This global presence should contribute to CRH's continued growth.

HUGHES ELECTRONICS CORP. (GMH - $20.86 - NYSE) is a tracking stock of General Motors. Hughes is one of the world's leading providers of direct-to-home entertainment and information services, satellite communications services, and satellite-based private networks. On the direct-to-home side, Hughes leads the market in the United States with its popular DirecTV service, currently used by over 10 million subscribers. PanAmSat, which is 81% owned by Hughes, generates enormous cash flow and is the world leader in providing commercial satellite capacity.

LIBERTY MEDIA GROUP (LMG'A - $17.49 - NYSE), run by savvy media investor John Malone, is engaged in businesses that provide programming services (including production, acquisition and distribution through all media formats) as well as businesses engaged in electronic retailing, direct marketing and other services. LMG holds interests in globally-branded entertainment networks such as Discovery Channel, USA Network, QVC, Encore and STARZ! Liberty's investment portfolio also includes interests in international video distribution businesses, international telephony and domestic wireless companies, plant and equipment manufacturers, and other businesses related to broadband services. Liberty Media Group Class A and Class B common stock are tracking stocks of AT&T, though they are scheduled to be spun off to the tracking stock shareholders in August 2001.

NEXTEL COMMUNICATIONS INC. (NXTL - $17.50 - NASDAQ) is the last remaining independent national wireless carrier in the U.S., servicing over 7.2 million mostly high-value business subscribers and controlling wireless licenses covering over 235 million people. Nextel International, a wholly-owned international subsidiary of Nextel, serves about 900,000 wireless customers in Latin America and has licenses covering over 230 million people in Brazil, Argentina, Mexico, Peru and Chile. Nextel's investment portfolio is currently valued at close to $2.0 billion.

NOVARTIS AG (NOVN.S - $36.07 - ZURICH STOCK EXCHANGE) is one of the world's premier healthcare companies with over $20 billion in sales. Apart from pharmaceuticals, the company has important activities in generics, consumer health products, animal health, and eye care, through CIBA Vision. Management has moved the company's focus from life sciences to becoming a pure pharmaceutical business. This has included increasing the company's marketing skills ahead of a number of important product introductions. Novartis has a considerable amount of net cash which can be used for acquisitions and stock buy backs.

SPRINT PCS GROUP (PCS - $24.15 - NYSE) is a tracking stock of Sprint Corp. that was created to reflect the performance of Sprint's PCS (Personal Communication Services) operations. Sprint was the winning bidder in 1996 auction of PCS licenses and currently controls licenses covering over 250 million people. Sprint PCS is the only all-digital national PCS carrier. The company currently services over 10.3 million subscribers and has been one of the fastest growing wireless carriers.

TELEPHONE & DATA SYSTEMS INC. (TDS - $108.75 - AMEX) provides mobile and local phone services to 3.6 million customers in 35 states. TDS conducts its cellular operations through an 81% owned United States Cellular (USM - $57.65 - AMEX) and its wireline telephone operations through its wholly owned TDS Telecommunications ("TDS Telecom") subsidiary, a full-service local exchange carrier. Having completed a merger of its 82%-owned PCS subsidiary Aerial Communications with VoiceStream Wireless, which has recently been acquired by Deutsche Telecom (DT - $22.45 - NYSE), a former German phone monopoly, TDS now owns 131.6 million shares of Deutsche Telecom valued at over $2.7 billion. As part of the VoiceStream/Deutsche Telecom deal, TDS also received $570 million in cash.

TICKETMASTER (TMCS - $14.80 - NASDAQ) is a publicly traded subsidiary of USA Networks (USAI - $28.19 - Nasdaq) that dominates the online and offline ticketing market in the United States. The company also operates USA's local city guide business on the Internet and the match.com website, which is the number one destination for personal ads on the Internet.

UNITED STATES CELLULAR CORP. (USM - $57.65 - AMEX) is an 81% owned subsidiary of TDS and is a wireless carrier with cellular licenses covering over 25 million people primarily in rural and suburban markets. The company currently serves about 3 million subscribers and is an important roaming partner for national wireless carriers such as AT&T Wireless Group (AWE - $16.35 - NYSE), Verizon Communications (VZ - $53.50 - NYSE), and Sprint PCS Group.

USA NETWORKS INC. (USAI - $28.19 - NASDAQ), through its subsidiaries, engages in diversified media and electronic commerce businesses that include electronic retailing, ticketing operations and television broadcasting. Chairman and CEO Barry Diller has brought together under one umbrella the USA Network, the Sci-Fi Channel, USA Networks Studios, The Home Shopping Network and the Ticketmaster Group. The strategy is to integrate these assets, leveraging programming, production capabilities and electronic commerce across the entire distribution platform. As media, advertising and direct selling converge, USA stands to be a major player. USA recently announced a deal to purchase the majority of Expedia.com (EXPE - $46.60 - Nasdaq), a travel oriented website, from Microsoft (MSFT - $73.00 - Nasdaq).

SPECIAL NOTE

      It is with deep sorrow that we report the passing of our valued friend and Director, Felix J. Christiana. The Board of Directors acknowledges with great appreciation the passionate contributions, guidance and friendship given by Mr. Christiana during his long association with The Gabelli Global Growth Fund. The Board of Directors and Officers of the Fund will greatly miss Mr. Christiana.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for regular accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

                     WHO                       WHEN
                     ---                       ----
Special Chats:       Mario J. Gabelli          First Monday of each month
                     Howard Ward               First Tuesday of each month

      In addition, every Wednesday will feature a different portfolio manager. The upcoming Wednesday chat schedule is as follows:

                     AUGUST                 SEPTEMBER             OCTOBER
                     ------                 ---------             -------
1st Wednesday        Caesar Bryan           Walter Walsh          Ivan Arteaga
2nd Wednesday        Ivan Arteaga           Caesar Bryan          Tim O'Brien
3rd Wednesday        Linda Caulkin          Hart Woodson          Susan Byrne
4th Wednesday        Tim O'Brien            Barbara Marcin        Caesar Bryan
5th Wednesday        Barbara Marcin                               Barbara Marcin

      All chat sessions start at 4:15 ET. Please arrive early, as participation is limited.

      You may sign up for our HIGHLIGHTS email newsletter at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

      The current investment environment is challenging. In the plus column we have accommodative central bank policy, low and falling inflation, and in the case of Europe and Japan the prospects for significant reform. Valuations have now corrected to much more attractive levels.

      We believe that one of the keys to the current environment is to identify companies that have pricing power and therefore some control over profitability. Most of our holdings are in companies that have a product or service that is hard to duplicate and where there is a high barrier to entry. We have not abandoned quality businesses that are economically sensitive such as entertainment and broadcasting. To do so would mean taking a stand that economies will not recover in the medium term, and that is not a bet we are willing to take at the current time.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GICPX. Please call us during the business day for further information.

                                   Sincerely,
            /S/ SIGNATURE                              /S/ SIGNATURE
            MARC GABELLI                               CAESAR BRYAN
            Team Portfolio Manager                     Team Portfolio Manager


            /S/ SIGNATURE                              /S/ SIGNATURE
            A. HARTSWELL WOODSON, III                  TIMOTHY P. O'BRIEN, CFA
            Team Portfolio Manager                     Team Portfolio Manager

                             /S/ SIGNATURE
                             IVAN ARTEAGA, CFA
                             Team Portfolio Manager
August 8, 2001

--------------------------------------------------------------------------------
                                SELECTED HOLDINGS
                                  JUNE 30, 2001
                                  -------------

    CRH plc                                Sprint PCS Group
    Hughes Electronics Corp.               Telephone & Data System Inc.
    Liberty Media Group                    Ticketmaster
    Nextel Communications Inc.             United States Cellular Corp.
    Novartis AG                            USA Networks Inc.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                  Average Annual Returns -- June 30, 2001 (a)
                  -------------------------------------------
                                    Class A Shares Class B Shares Class C Shares
--------------------------------------------------------------------------------
1 Year ..................................(37.46)%     (37.89)%      (38.01)%
                                         (41.06)%(b)  (40.98)%(c)   (38.63)%(c)
Inception of share class (March 1, 2000).(39.89)%     (40.22)%      (40.31)%
                                         (42.50)%(b)  (42.47)%(c)   (40.76)%(c)

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses for Class A, Class B and Class C Shares. Current returns may be higher or lower than that shown. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) Includes the effect of the maximum 5.75% sales charge at the beginning of the period. (c) Includes the effect of the applicable contingent deferred sales charge at the end of the period shown for Class B and Class C Shares, respectively.
--------------------------------------------------------------------------------
NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI GLOBAL GROWTH FUND
PORTFOLIO OF INVESTMENTS -- JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                         MARKET
  SHARES                                                     COST         VALUE
  ------                                                     ----         -----

             COMMON STOCKS -- 88.0%
             AUTOMOTIVE -- 0.5%
    40,000   Toyota Motor Corp. ....................   $ 1,367,030   $ 1,408,004
                                                       -----------   -----------
             BROADCASTING -- 6.9%
    52,200   Ackerley Group Inc. ...................       520,263       585,162
    19,570   Chris-Craft Industries Inc.+ ..........     1,235,950     1,397,298
   105,000   Mediaset SpA ..........................     1,067,243       883,563
   162,000   Nippon Broadcasting
               System Inc. .........................     6,921,622     5,715,405
   145,700   NRJ Groupe+ ...........................     2,187,797     2,195,540
   100,000   On Command Corp.+ .....................       837,500       450,000
   215,000   Reuters Group plc .....................     2,869,153     2,790,950
   570,000   Seven Network Ltd. ....................     1,570,988     2,064,720
    66,400   Young Broadcasting Inc.,
               Cl. A+ ..............................     2,390,400     2,229,712
                                                       -----------   -----------
                                                        19,600,916    18,312,350
                                                       -----------   -----------
             BUILDING AND CONSTRUCTION -- 0.5%
    75,000   CRH plc ...............................     1,050,279     1,257,154
                                                       -----------   -----------
             BUSINESS SERVICES -- 0.7%
    15,000   Secom Co. Ltd. ........................     1,018,515       837,105
    16,000   Vivendi Universal SA, ADR .............     1,012,250       928,000
                                                       -----------   -----------
                                                         2,030,765     1,765,105
                                                       -----------   -----------
             CABLE -- 4.7%
    75,000   Cablevision Systems
               Corp., Cl. A+ .......................     4,193,134     4,387,500
    50,000   Charter Communications
               Inc., Cl. A+ ........................       800,000     1,167,500
   125,000   NTL Inc.+ .............................     5,498,350     1,506,250
    70,000   Rainbow Media Group+ ..................       867,754     1,806,000
   415,000   UnitedGlobalCom Inc., Cl. A+ ..........    10,479,230     3,589,750
                                                       -----------   -----------
                                                        21,838,468    12,457,000
                                                       -----------   -----------
             COMMUNICATIONS EQUIPMENT -- 2.9%
    17,600   CIENA Corp.+ ..........................     1,113,099       668,800
    60,000   Corning Inc. ..........................     1,439,724     1,002,600
   244,000   Furukawa Electric Co. Ltd. ............     5,401,307     1,946,669
    60,000   JDS Uniphase Corp.+ ...................     1,373,700       750,000
    35,000   L-3 Communications
               Holdings Inc.+ ......................     2,878,100     2,670,500
    58,000   Nortel Networks Corp. .................     1,027,180       527,220
                                                       -----------   -----------
                                                        13,233,110     7,565,789
                                                       -----------   -----------
             COMPUTER SOFTWARE AND SERVICES -- 0.5%
    36,900   Softbank Corp. ........................       991,106     1,210,122
                                                       -----------   -----------
             CONSUMER PRODUCTS -- 1.9%
     7,000   Nintendo Co. Ltd. .....................       947,881     1,274,099
     3,825   Swatch Group AG .......................     4,715,927     3,830,640
                                                       -----------   -----------
                                                         5,663,808     5,104,739
                                                       -----------   -----------

                                                                         MARKET
  SHARES                                                     COST         VALUE
  ------                                                     ----         -----
             CONSUMER SERVICES -- 3.1%
   550,000   Ticketmaster, Cl. B+ ..................   $ 8,638,884   $ 8,140,000

             DIVERSIFIED INDUSTRIAL -- 3.3%
 4,030,000   Finmeccanica SpA ......................     3,986,001     3,657,309
    44,000   Groupe Bruxelles
               Lambert SA ..........................     2,232,719     2,465,883
    48,000   Tyco International Ltd. ...............     2,713,320     2,616,000
                                                       -----------   -----------
                                                         8,932,040     8,739,192
                                                       -----------   -----------
             ELECTRONICS -- 5.1%
     4,075   Egide SA+ .............................     1,626,213       400,173
   330,000   Fujitsu Ltd. ..........................     4,321,037     3,466,287
    52,500   Kyocera Corp. .........................     6,506,108     4,630,536
     7,100   Rohm Co. Ltd. .........................     1,224,544     1,103,294
    58,000   Sony Corp. ............................     4,710,937     3,813,477
                                                       -----------   -----------
                                                        18,388,839    13,413,767
                                                       -----------   -----------
             ENERGY AND UTILITIES -- 0.5%
    36,000   Questar Corp. .........................     1,014,134       891,360
    58,000   Scottish & Southern
               Energy plc ..........................       511,719       546,531
                                                       -----------   -----------
                                                         1,525,853     1,437,891
                                                       -----------   -----------
             ENTERTAINMENT -- 10.3%
    44,000   AOL Time Warner Inc.+ .................     1,966,994     2,332,000
    95,000   EMI Group plc .........................       608,177       537,108
    46,000   Grupo Televisa SA, GDR+ ...............     2,019,667     1,840,460
   390,000   Liberty Media Group, Cl. A+ ...........     5,807,525     6,821,100
   340,000   Publishing & Broadcasting Ltd.              2,048,561     1,568,637
   360,000   SMG plc ...............................     1,369,418       918,948
   299,000   USA Networks Inc.+ ....................     6,916,129     8,372,000
    55,000   Viacom Inc., Cl. A+ ...................     1,082,117     2,917,200
    40,000   Viacom Inc., Cl. B+ ...................       544,082     2,070,000
                                                       -----------   -----------
                                                        22,362,670    27,377,453
                                                       -----------   -----------
             EQUIPMENT AND SUPPLIES -- 0.3%
    40,000   THK Co. Ltd. ..........................       900,922       752,111
                                                       -----------   -----------
             FINANCIAL SERVICES -- 1.7%
   165,000   Banca Monte dei Paschi
               di Siena SpA ........................       619,281       514,036
    14,500   Freddie Mac ...........................       936,845     1,015,000
     2,840   Invik & Co. AB, Cl. B .................       325,932       203,509
        70   Mitsubishi Tokyo
               Financial Group Inc. ................       701,518       583,728
   265,000   Nikko Securities Co. Ltd. .............     2,260,344     2,122,710
                                                       -----------   -----------
                                                         4,843,920     4,438,983
                                                       -----------   -----------
             HEALTH CARE -- 3.8%
    70,000   Aventis SA ............................     5,341,984     5,588,196
    35,000   GlaxoSmithKline plc+ ..................       994,790       984,487
    53,000   Novartis AG ...........................     2,026,774     1,918,185

                See accompanying notes to financial statements.

THE GABELLI GLOBAL GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                         MARKET
  SHARES                                                     COST         VALUE
  ------                                                     ----         -----
             COMMON STOCKS (CONTINUED)
             HEALTH CARE (CONTINUED)
     23,200  Roche Holding AG ......................   $ 1,861,993  $ 1,671,572
                                                       -----------  -----------
                                                        10,225,541   10,162,440
                                                       -----------  -----------
             METALS AND MINING -- 1.2%
    108,000  Harmony Gold Mining Co. Ltd. ..........       610,790      628,348
    139,000  Rio Tinto plc .........................     2,736,700    2,467,096
                                                       -----------  -----------
                                                         3,347,490    3,095,444
                                                       -----------  -----------
             PUBLISHING -- 5.7%
     32,800  Arnoldo Mondadori
               Editore SpA .........................       607,325      233,524
     52,000  Harcourt General Inc. .................     3,180,890    3,025,880
    807,400  Independent News &
               Media plc, Dublin ...................     1,927,226    1,606,270
     76,000  News Corp. Ltd., ADR ..................     3,431,848    2,823,400
    213,700  PRIMEDIA Inc.+ ........................     2,826,316    1,451,023
     19,000  Scripps (E.W.) Co., Cl. A .............       877,464    1,311,000
     50,400  Tribune Co. ...........................     2,138,253    2,016,504
    190,939  United Business Media plc .............     2,026,947    1,552,150
    289,700  United Business Media plc,
               Cl. B+ ..............................     1,044,185      996,183
                                                       -----------  -----------
                                                        18,060,454   15,015,934
                                                       -----------  -----------
             RETAIL -- 1.7%
    100,000  Blockbuster Inc., Cl. A ...............     1,009,373    1,825,000
     25,000  Centros Comerciales
               Carrefour SA ........................       320,510      334,394
    649,000  Marks & Spencer plc ...................     2,517,874    2,391,431
                                                       -----------  -----------
                                                         3,847,757    4,550,825
                                                       -----------  -----------
             SATELLITE -- 0.5%
     50,000  General Motors Corp.,
               Cl. H+ ..............................     1,551,940    1,012,500
         40  JSAT Corp. ............................       256,723      249,849
                                                       -----------  -----------
                                                         1,808,663    1,262,349
                                                       -----------  -----------
             TELECOMMUNICATIONS: BROADBAND -- 0.1%
    134,000  United Pan-Europe
               Communications NV, Cl. A+ ...........       740,648      340,320
     25,000  XO Communications Inc.,
               Cl. A+ ..............................        91,160       48,000
                                                       -----------  -----------
                                                           831,808      388,320
                                                       -----------  -----------
             TELECOMMUNICATIONS: LOCAL -- 9.9%
     60,000  ALLTEL Corp. ..........................     3,123,043    3,675,600
     45,600  AT&T Canada Inc.+ .....................       880,114    1,372,603
     61,700  AT&T Canada Inc., Cl. B+ ..............     1,694,094    1,859,021
     50,000  BellSouth Corp. .......................     2,076,233    2,013,500

                                                                         MARKET
  SHARES                                                     COST         VALUE
  ------                                                     ----         -----
     25,000  CenturyTel Inc. .......................   $   698,548  $   757,500
    230,000  Citizens Communications Co. ...........     3,288,534    2,766,900
     25,000  McLeodUSA Inc., Cl. A+ ................       150,900      114,750
    192,000  Rogers Communications
               Inc., Cl. B+ ........................     1,742,105    2,866,918
    125,600  Rogers Communications
               Inc., Cl. B, ADR+ ...................     2,010,986    1,902,840
     50,000  SBC Communications Inc. ...............     2,436,955    2,003,000
    259,000  Sonera Oyj ............................     2,141,480    2,019,395
     90,000  Verizon Communications ................     4,658,773    4,815,000
                                                       -----------  -----------
                                                        24,901,765   26,167,027
                                                       -----------  -----------
             TELECOMMUNICATIONS: LONG DISTANCE -- 3.9%
     25,000  AT&T Corp. ............................       527,500      550,000
      1,720  KDDI Corp. ............................    10,272,131    8,026,583
     80,000  Sprint FON Group ......................     1,714,750    1,708,800
                                                       -----------  -----------
                                                        12,514,381   10,285,383
                                                       -----------  -----------
             TELECOMMUNICATIONS: NATIONAL -- 3.6%
        180  Japan Telecom Co. Ltd. ................     4,467,665    3,738,106
        280  Nippon Telegraph &
               Telephone Corp. .....................     2,450,951    1,459,321
    850,000  Olivetti SpA+ .........................     1,934,147    1,503,928
     75,000  Telecom Italia SpA ....................       886,609      673,022
    170,000  Telefonica SA .........................     2,476,945    2,095,425
                                                       -----------  -----------
                                                        12,216,317    9,469,802
                                                       -----------  -----------
             WIRELESS COMMUNICATIONS -- 14.7%
    167,200  Centennial Cellular
             Corp., Cl. A+ .........................     2,409,597    2,205,368
    174,856  Deutsche Telekom AG, ADR ..............     4,282,645    3,925,517
    337,500  Filtronic plc .........................     2,163,796      695,382
    465,000  Nextel Communications
               Inc., Cl. A+ ........................    10,027,718    8,137,500
        115  NTT DoCoMo Inc. .......................     3,468,827    2,000,953
     18,100  Rogers Wireless
               Communications Inc.+ ................       219,045      311,296
     92,100  Rogers Wireless
               Communications Inc., Cl. B+ .........     1,228,133    1,590,567
     15,200  Rural Cellular Corp., Cl. A+ ..........       522,310      688,560
    215,000  Sprint PCS Group+ .....................     4,447,581    5,192,250
     50,000  Telephone & Data
               Systems Inc. ........................     5,073,568    5,437,500
    119,300  United States Cellular Corp.+ .........     7,647,739    6,877,645
     45,000  Western Wireless Corp.,
               Cl. A+ ..............................       685,082    1,935,000
                                                       -----------  -----------
                                                        42,176,041   38,997,538
                                                       -----------  -----------
             TOTAL COMMON STOCKS ...................   261,298,827  232,774,722
                                                       -----------  -----------

                See accompanying notes to financial statements.

THE GABELLI GLOBAL GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                        MARKET
  SHARES                                                   COST         VALUE
  ------                                                   ----         -----
              PREFERRED STOCKS -- 1.0%
              BUSINESS SERVICES -- 0.0%
     34,000   MindArrow Systems Inc.,
               Pfd., Ser. C+ (a) ...................    $  850,000   $  110,160
                                                        ----------   ----------
              ENTERTAINMENT -- 0.1%
    350,000   Village Roadshow Ltd., Pfd. ..........       663,999      240,082
                                                        ----------   ----------
              PUBLISHING -- 0.9%
     66,500   News Corp. Ltd., Pfd., ADR ...........     1,560,681    2,154,600
                                                        ----------   ----------
              TOTAL PREFERRED STOCKS ...............     3,074,680    2,504,842
                                                        ----------   ----------
    PRINCIPAL
     AMOUNT
     ------
              CORPORATE BONDS -- 0.0%
              ENTERTAINMENT -- 0.0%
   $ 50,000   USA Networks Inc.,
               Sub. Deb. Cv.
               7.00%, 07/01/03 .....................        46,640       51,687
                                                        ----------   ----------
     SHARES
     ------
              WARRANTS -- 0.0%
              BUSINESS SERVICES -- 0.0%
      9,444   MindArrow Systems Inc.,
               expire 08/03/05+ (a) ................             0            0
                                                        ----------   ----------
    PRINCIPAL
     AMOUNT
     ------

              U.S. GOVERNMENT OBLIGATIONS -- 8.4%
$22,424,000   U.S. Treasury Bills,
               3.38% to 3.62%++,
               due 09/13/01 to 09/27/01 ............    22,238,013   22,235,228
                                                        ----------   ----------

                                                                        MARKET
  SHARES                                                   COST         VALUE
  ------                                                   ----         -----
              TOTAL
               INVESTMENTS -- 97.4% ................  $286,658,160 $257,566,479
                                                      ============
              OTHER ASSETS AND
               LIABILITIES (NET) -- 2.6% ..........................   6,997,229
                                                                   ------------
              NET ASSETS -- 100.0% ................................$264,563,708
                                                                   ============
   ------------------------
              For Federal tax purposes:
              Aggregate cost ..................................... $286,658,160
                                                                   ============
              Gross unrealized appreciation ......................  $17,240,202
              Gross unrealized depreciation ......................  (46,331,883)
                                                                   ------------
              Net unrealized depreciation ........................ $(29,091,681)
                                                                   ============
------------------------
(a) Restricted security fair valued under procedures established by the Board of Directors.
+      Non-income producing security.
++     Represents annualized yield at date of purchase.
ADR  - American Depositary Receipt.
GDR  - Global Depositary Receipt.

                                                        % OF
                                                        MARKET         MARKET
    GEOGRAPHIC DIVERSIFICATION                          VALUE          VALUE
    --------------------------                          -----      ------------
    North America ..................................     56.6%     $145,659,802
    Europe .........................................     20.9%       53,632,072
    Japan ..........................................     17.2%       44,338,358
    Asia/Pacific Rim ...............................      3.4%        8,851,439
    Latin America ..................................      1.7%        4,456,460
    South Africa ...................................      0.2%          628,348
                                                        -----      ------------
                                                        100.0%     $257,566,460
                                                        =====      ============

                See accompanying notes to financial statements.

                         THE GABELLI GLOBAL GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
ASSETS:
   Investments, at value (Cost $286,658,160) .................. $257,566,479
   Cash and foreign currency, at value
     (Cost $14,139) ...........................................       13,969
   Receivable for Fund shares sold ............................    7,322,955
   Dividends, interest and reclaims receivable ................      253,263
   Other assets ...............................................       10,993
                                                                ------------
   TOTAL ASSETS ...............................................  265,167,659
                                                                ------------
LIABILITIES:
   Payable for investments purchased ..........................      119,750
   Payable for Fund shares redeemed ...........................       71,145
   Payable for investment advisory fees .......................      208,333
   Payable for distribution fees ..............................       52,173
   Other accrued expenses .....................................      152,550
                                                                ------------
   TOTAL LIABILITIES ..........................................      603,951
                                                                ------------
   NET ASSETS applicable to 14,528,407
     shares outstanding ....................................... $264,563,708
                                                                ============
NET ASSETS CONSIST OF:
   Capital stock, at par value ................................ $     14,528
   Additional paid-in capital .................................  305,227,329
   Accumulated net investment loss ............................   (1,192,448)
   Accumulated net realized loss on investments
     and foreign currency transactions ........................  (10,384,819)
   Net unrealized depreciation on investments
     and foreign currency transactions ........................  (29,100,882)
                                                                ------------
   TOTAL NET ASSETS ........................................... $264,563,708
                                                                ============
SHARES OF CAPITAL STOCK:
   CLASS AAA:
   Shares of capital stock outstanding
     ($0.001 par value) .......................................   14,508,661
                                                                ============
   Net Asset Value, offering and redemption
     price per share ..........................................       $18.21
                                                                      ======
   CLASS A:
   Shares of capital stock outstanding
     ($0.001 par value) .......................................       11,419
                                                                      ======
   Net Asset Value and redemption
     price per share ..........................................       $18.23
                                                                      ======
   Maximum offering price per share
   (NAV [DIVIDE] 0.9425, based on maximum sales
     charge of 5.75% of the offering price at
     June 30, 2001) ...........................................       $19.34
                                                                      ======
   CLASS B:
   Shares of capital stock outstanding
     ($0.001 par value) .......................................        4,185
                                                                      ======
   Net Asset Value and offering price per share ...............       $18.09(a)
                                                                      ======
   CLASS C:
   Shares of capital stock outstanding
     ($0.001 par value) .......................................        4,142
                                                                      ------
   Net Asset Value and offering price per share ...............       $18.05(a)
                                                                      ======
(a) Redemption price varies based on length of time held.

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends (net of foreign taxes of $63,404) ..................  $    914,080
                                                                   ------------
   Interest .....................................................       224,701
                                                                   ------------
   TOTAL INVESTMENT INCOME ......................................     1,138,781
                                                                   ------------
EXPENSES:
   Investment advisory fees .....................................     1,339,121
   Distribution fees ............................................       335,251
   Interest expense .............................................       261,537
   Shareholder services fees ....................................       233,488
   Custodian fees ...............................................        67,552
   Shareholder communications expenses ..........................        45,449
   Registration fees ............................................        23,358
   Legal and audit fees .........................................        11,716
   Directors' fees ..............................................         3,872
   Miscellaneous expenses .......................................         9,885
                                                                   ------------
   TOTAL EXPENSES ...............................................     2,331,229
                                                                   ------------
   NET INVESTMENT LOSS ..........................................    (1,192,448)
                                                                   ------------
   NET REALIZED AND UNREALIZED LOSS ON
     INVESTMENTS AND FOREIGN
     CURRENCY TRANSACTIONS:
     Net realized loss on investments
       and foreign currency transactions ........................    (7,925,810)
     Net change in unrealized depreciation
       on investments and foreign
       currency transactions ....................................   (17,138,255)
                                                                   ------------
   NET REALIZED AND UNREALIZED LOSS ON
     INVESTMENTS AND FOREIGN CURRENCY
     TRANSACTIONS ...............................................   (25,064,065)
                                                                   ------------
   NET DECREASE IN NET ASSETS
     RESULTING FROM OPERATIONS ..................................  $(26,256,513)
                                                                   ============

                See accompanying notes to financial statements.

                         THE GABELLI GLOBAL GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                SIX MONTHS ENDED
                                                                                 JUNE 30, 2001         YEAR ENDED
                                                                                  (UNAUDITED)       DECEMBER 31, 2000
                                                                                -------------       -----------------
OPERATIONS:
  Net investment loss .......................................................... $ (1,192,448)       $  (4,288,005)
  Net realized gain (loss) on investments and foreign currency transactions ....   (7,925,810)          14,838,043
  Net change in unrealized appreciation/depreciation on investments and
    foreign currency transactions ..............................................  (17,138,255)        (192,054,956)
                                                                                  -----------         ------------
  NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .........................  (26,256,513)        (181,504,918)
                                                                                  -----------         ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net realized gain on investments
    Class AAA ..................................................................          --           (14,456,923)
    Class A ....................................................................          --               (12,537)
    Class B ....................................................................          --                (4,042)
    Class C ....................................................................          --                (1,367)
                                                                                  -----------         ------------
                                                                                          --           (14,474,869)
                                                                                  -----------         ------------
  In excess of net realized gain on investments
    Class AAA ..................................................................          --            (4,260,694)
    Class A ....................................................................          --                (3,695)
    Class B ....................................................................          --                (1,191)
    Class C ....................................................................          --                  (403)
                                                                                  -----------         ------------
                                                                                          --            (4,265,983)
                                                                                  -----------         ------------
Paid-in capital
    Class AAA ..................................................................          --            (1,380,100)
    Class A ....................................................................          --                (1,197)
    Class B ....................................................................          --                  (386)
    Class C ....................................................................          --                  (131)
                                                                                  -----------         ------------
                                                                                          --            (1,381,814)
                                                                                  -----------         ------------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS ..........................................          --           (20,122,666)
                                                                                  -----------         ------------
CAPITAL SHARE TRANSACTIONS:
  Class AAA ....................................................................   18,850,954           25,253,510
  Class A ......................................................................       (8,157)             373,702
  Class B ......................................................................        6,518              109,108
  Class C ......................................................................       55,220               37,895
                                                                                  -----------         ------------
  Net increase in net assets from capital share transactions ...................   18,904,535           25,774,215
                                                                                  -----------         ------------
  NET DECREASE IN NET ASSETS ...................................................   (7,351,978)        (175,853,369)

NET ASSETS:
  Beginning of period ..........................................................  271,915,686          447,769,055
                                                                                  -----------         ------------
  End of period ................................................................ $264,563,708         $271,915,686
                                                                                 ============         ============

                See accompanying notes to financial statements.

THE GABELLI GLOBAL GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------
1. ORGANIZATION. The Gabelli Global Growth Fund (the "Fund"), a series of Gabelli Global Series Funds, Inc. (the "Corporation"), was organized on July 16, 1993 as a Maryland corporation. The Fund is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and one of four separately managed portfolios (collectively, the "Portfolios") of the Corporation. The Fund's primary objective is capital appreciation. The Fund commenced investment operations on February 7, 1994. Prior to January 13, 2000, the Fund's name was The Gabelli Global Interactive Couch Potato[REGISTRATION MARK] Fund.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. If there were no asked prices quoted on that day, then the security is valued at the closing bid price. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Debt instruments having a maturity greater than 60 days are valued at the latest average of the bid and asked prices obtained from a pricing service approved by the Board of Directors, or a dealer maintaining an active market in those securities. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board of Directors. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of

THE GABELLI GLOBAL GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------
the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

OPTIONS. The Fund may purchase or write call or put options on securities or indices. As a writer of call options, the Fund receives a premium at the outset and then bears the risk of unfavorable changes in the price of the financial instrument underlying the option. The Fund would incur a loss if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. The Fund would realize a gain, to the extent of the premium, if the price of the financial instrument decreases between those dates.

As a purchaser of put options, the Fund pays a premium for the right to sell to the seller of the put option the underlying security at a specified price. The seller of the put has the obligation to purchase the underlying security upon exercise at the exercise price. If the price of the underlying security declines, the Fund would realize a gain upon sale or exercise. If the price of the underlying security increases, the Fund would realize a loss upon sale or at expiration date, but only to the extent of the premium paid.

FUTURES CONTRACTS. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin". Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are included in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed. At June 30, 2001, there were no open futures contracts.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

SECURITIES SOLD SHORT. A short sale involves selling a security which the Fund does not own. The proceeds received for short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis.

FORWARD FOREIGN EXCHANGE CONTRACTS. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency transactions. When the contract is closed, the

THE GABELLI GLOBAL GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------
Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain/(loss) that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments and foreign  currency  transactions.  Net realized  foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

EXPENSES. Certain administrative expenses are common to, and allocated among, the Portfolios. Such allocations are made on the basis of each Portfolio's average net assets or other criteria directly affecting the expenses as determined by the Adviser.

PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

THE GABELLI GLOBAL GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------
Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties. If the value of more than 50% of the Fund's total assets at the close of any taxable year consists of stocks or securities of non-U.S. corporations, the Fund is permitted and may elect to treat any non-U.S. taxes paid by it as paid by its shareholders.

3. INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Directors of the Fund who are its affiliates.

4. DISTRIBUTION PLAN. The Fund's Board of Directors has adopted a distribution plan (the "Plan") for each class of shares pursuant to Rule 12b-1 under the 1940 Act. For the six months ended June 30, 2001, the Fund incurred distribution costs payable to Gabelli & Company, Inc., an affiliate of the Adviser, of $334,336 and $288 for Class AAA and Class A Shares, respectively, or 0.25% of average daily net assets, the annual limitation under each Plan. Class B and Class C Shares incurred distribution costs of $390 and $237, respectively, or 1.00% of average daily net assets, the annual limitation under each Plan. Such payments are accrued daily and paid monthly.

5. PORTFOLIO SECURITIES. Purchases and sales of securities for the six months ended June 30, 2001, other than short term securities, aggregated $116,837,394 and $118,780,743, respectively.

6. TRANSACTIONS WITH AFFILIATES. During the six months ended June 30, 2001, the Fund paid brokerage commissions of $35,745 to Gabelli & Company, Inc. and its affiliates.

7. LINE OF CREDIT. The Fund has access to an unsecured line of credit up to $25,000,000 from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at 0.75% above the Federal Funds rate on outstanding balances. There were no borrowings outstanding at June 30, 2001.

The average daily amount of borrowings outstanding within the six months ended June 30, 2001 was $5,100,475 with a related weighted average interest rate of 5.94%. The maximum amount borrowed at any time during the six months ended June 30, 2001 was $23,500,000.

8. MULTIPLE CLASSES OF SHARES. The Board of Directors of the Fund approved a Rule 18f-3 Multi-Class Plan relating to the creation of three additional classes of shares of the Fund -- Class A Shares, Class B Shares and Class C Shares (the "New Share Classes"). The existing class of shares was redesignated as Class AAA Shares. In addition, the Board has also approved an Amended and Restated Distribution Agreement, Rule 12b-1 plans for each of the New Share Classes and an Amended and Restated Plan of Distribution for the existing class of shares (Class AAA shares). The New Share Classes were offered to the public as of March 1, 2000. Class A Shares are subject to a maximum front-end sales charge of 5.75%. Class B Shares

THE GABELLI GLOBAL GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------
are subject to a contingent deferred sales charge (CDSC) upon redemption within six years of purchase. The applicable CDSC is equal to a declining percentage of the lesser of the net asset value per share at the date of original purchase or at the date of redemption, based on the length of time held. Class C Shares are subject to a 1% CDSC for two years after purchase.

9. CAPITAL STOCK TRANSACTIONS. Transactions in shares of capital stock were as follows:

                                                                 SIX MONTHS ENDED                           YEAR ENDED
                                                         ----------------------------------        ------------------------------
                                                                   JUNE 30, 2001                         DECEMBER 31, 2000
                                                         ----------------------------------        ------------------------------
                                                           SHARES                 AMOUNT               SHARES           AMOUNT
                                                           ------                 ------               ------           ------

                                                                      CLASS AAA                               CLASS AAA
                                                         ----------------------------------        ------------------------------
Shares sold ..........................................    27,445,451           $538,932,691         42,845,666    $ 1,278,745,921
Shares issued upon reinvestment of dividends .........            --                     --            942,692         18,916,532
Shares redeemed ......................................   (26,269,897)          (520,081,737)       (43,186,668)    (1,272,408,943)
                                                         -----------            -----------        -----------     --------------
    Net increase .....................................     1,175,554           $ 18,850,954            601,690    $    25,253,510
                                                         ===========           ============        ===========    ===============


                                                                        CLASS A                                 CLASS A
                                                         ----------------------------------        ------------------------------
Shares sold ..........................................            --           $         --             11,103    $       359,662
Shares issued upon reinvestment of dividends .........            --                     --                869             17,425
Shares redeemed ......................................          (409)                (8,157)              (144)            (3,385)
                                                         -----------            -----------        -----------    ---------------
    Net increase (decrease) ..........................          (409)          $     (8,157)            11,828    $       373,702
                                                         ===========           ============        ===========    ===============


                                                                        CLASS B                                  CLASS B
                                                         ----------------------------------        ------------------------------
Shares sold ..........................................           375           $      6,600              4,078    $       115,851
Shares issued upon reinvestment of dividends .........            --                     --                281              5,618
Shares redeemed ......................................            (4)                   (82)              (545)           (12,361)
                                                         -----------            -----------        -----------    ---------------
    Net increase .....................................           371           $      6,518              3,814    $       109,108
                                                         ===========           ============        ===========    ===============


                                                                        CLASS C                                  CLASS C
                                                         ----------------------------------        ------------------------------
Shares sold ..........................................         3,219           $     61,945             78,320    $     1,853,266
Shares issued upon reinvestment of dividends .........            --                     --                 76              1,504
Shares redeemed ......................................          (348)                (6,725)           (77,125)        (1,816,875)
                                                         -----------           ------------        -----------    ---------------
    Net increase .....................................         2,871           $     55,220              1,271    $        37,895
                                                         ===========           ============        ===========    ===============

THE GABELLI GLOBAL GROWTH FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout each period:

                    INCOME FROM INVESTMENT OPERATIONS                                         DISTRIBUTIONS
             ----------------------------------------------------    --------------------------------------------------------------
                                        Net                                                                   In Excess
             Net Asset       Net     Realized and        Total                    In Excess       Net          of Net
   Period      Value,    Investment  Unrealized          from           Net        of Net      Realized       Realized
   Ended     Beginning     Income   Gain (Loss) on     Investment    Investment  Investment     Gain on       Gain on      Paid-in-
December 31  of Period     (Loss)     Investment       Operations     Income      Income      Investments    Investments   Capital
----------- ----------     ------     ----------       ----------     ------      ------      -----------    -----------   -------
CLASS AAA
   2001(a)    $20.37       $(0.09)      $ (2.07)       $ (2.16)         --           --           --              --           --
   2000        35.17        (0.29)       (12.92)        (13.21)         --           --        $(1.14)        $(0.34)      $(0.11)
   1999        16.99        (0.13)        19.77          19.64          --       $(0.00)(c)     (1.46)            --           --
   1998        14.28         0.11          3.98           4.09      $(0.11)          --         (1.23)         (0.04)          --
   1997        11.75        (0.07)         4.97           4.90          --           --         (2.37)            --           --
   1996        11.72        (0.09)         1.56           1.47          --        (1.44)           --             --           --

CLASS A
   2001(a)     20.37        (0.09)        (2.05)         (2.14)         --           --            --              --          --
   2000(b)     38.80        (0.28)       (16.56)        (16.84)         --           --         (1.14)          (0.34)      (0.11)

CLASS B
   2001(a)     20.30        (0.16)        (2.05)         (2.21)         --           --            --              --          --
   2000(b)     38.80        (0.46)       (16.45)        (16.91)         --           --         (1.14)          (0.34)      (0.11)

CLASS C
   2001(a)     20.24        (0.15)        (2.04)         (2.19)         --           --            --              --          --
   2000(b)     38.80        (0.46)       (16.51)        (16.97)         --           --         (1.14)          (0.34)      (0.11)



                                                             RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                               -------------------------------------------------------------------------
                                                                                 Net
                                Net Asset                   Net Assets       Investment        Operating
   Period                        Value,                       End of        Income (Loss)     Expenses to     Portfolio
   Ended          Total          End of         Total         Period         to Average       Average Net     Turnover
December 31    Distributions     Period        Return+      (in 000's)       Net Assets      Assets (d)(e)      Rate
-----------    -------------    -------        -------      ----------      ----------       -------------      ----
CLASS AAA
   2001(a)             --        $18.21        (10.6)%       264,205         (0.89)%(f)       1.74%(f)          46%
   2000            $(1.59)        20.37        (37.5)        271,572         (0.95)           1.60               93
   1999             (1.46)        35.17        116.1         447,769         (0.85)           1.58               63
   1998             (1.38)        16.99         28.9          73,999         (0.66)           1.66              105
   1997             (2.37)        14.28         41.7          40,558         (0.61)           1.78               68
   1996             (1.44)        11.75         12.5          37,779         (0.70)           2.06               47

CLASS A
   2001(a)             --         18.23        (10.5)            208         (0.89)(f)        1.74(f)            46
   2000(b)          (1.59)        20.37        (43.3)            241         (0.95)(f)        1.60(f)            93

CLASS B
   2001(a)             --         18.09        (10.9)             76         (1.64)(f)        2.49(f)            46
   2000(b)          (1.59)        20.30        (43.5)             77         (1.70)(f)        2.35(f)            93

CLASS C
   2001(a)             --         18.05        (10.8)             75         (1.64)(f)        2.49(f)            46
   2000(b)          (1.59)        20.24        (43.7)             26         (1.70)(f)        2.35(f)            93

--------------------------------

+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.
(a) For the period  ended June 30,  2001; unaudited.
(b) From commencement of offering on March 1, 2000.
(c) Amount represents less than $0.005 per share.
(d) The Fund incurred interest expense during the years ended December 31, 1999, 1998 and 1997. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 1.55%, 1.63% and 1.64%, respectively.
(e) The Fund incurred interest expense during the six months ended June 30, 2001 and the period ended December 31, 2000. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 1.54% and 1.49% (Class AAA), 1.54% and 1.49% (Class A), 2.29% and 2.24%
    (Class B) and 2.29% and 2.24% (Class C), respectively.
(f) Annualized.

                See accompanying notes to financial statements.

                        Gabelli Global Series Funds, Inc.
                         THE GABELLI GLOBAL GROWTH FUND
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
               (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                      BOARD OF DIRECTORS
Mario J. Gabelli, CFA           Karl Otto Pohl
CHAIRMAN AND CHIEF              FORMER PRESIDENT
INVESTMENT OFFICER              DEUTSCHE BUNDESBANK
GABELLI ASSET MANAGEMENT INC.

Anthony J. Colavita             Werner J. Roeder, MD
ATTORNEY-AT-LAW                 MEDICAL DIRECTOR
ANTHONY J. COLAVITA, P.C.       LAWRENCE HOSPITAL

John D. Gabelli                 Anthonie C. van Ekris
SENIOR VICE PRESIDENT           MANAGING DIRECTOR
GABELLI & COMPANY, INC.         BALMAC INTERNATIONAL, INC.


                         OFFICERS
Mario J. Gabelli, CFA           James E. McKee
PRESIDENT AND CHIEF             SECRETARY
INVESTMENT OFFICER

Bruce N. Alpert
VICE PRESIDENT AND TREASURER


                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                    Skadden, Arps, Slate, Meagher & Flom LLP

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Global Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------

GAB442Q201SR

                                             [PHOTO OF MARIO J. GABELLI OMITTED]

THE
GABELLI
GLOBAL
GROWTH FUND


                                                              SEMI-ANNUAL REPORT
                                                                   JUNE 30, 2001